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                                                                     EXHIBIT 4.1


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated May 26, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-115446) and related Prospectus of Claymore Securities Defined Portfolios, Series 180.


                                         /s/ Grant Thornton LLP
                                         ------------------------
                                         GRANT THORNTON LLP


Chicago, Illinois
May 26, 2004